Active Assets Government Securities Trust
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2001

Dear Shareholder:

As of December 31, 2001, Active Assets Government Securities Trust had net assets of approximately $1.66 billion, up almost 21 percent from a year earlier. The average maturity of the Fund's portfolio was 46 days. For the seven-day period ended December 31, 2001, the Fund provided an effective yield of 1.54 percent and a current yield of 1.53 percent, while its 30-day moving average yield for December was 1.69 percent. For the six-month period ended December 31, 2001, the Fund provided a total return of 1.35 percent.

Market Overview

Yields available from money-market securities continued to trend down during the second half of 2001, resulting in a 475-basis-point decline for the full calendar year. By December 11, the Federal Open Market Committee had lowered its federal funds target to 1.75 percent, a 40-year low. These low yield levels reflected the Federal Reserve Board's accommodative posture as it tried to moderate the slowing pace of economic activity, which became evident during the spring and summer of 2001, and the adverse impact of the September 11 terrorist attacks.

Portfolio Composition and Structure

On December 31, 2001, approximately 82 percent of the Fund's portfolio was invested in federal agency discount notes, 14 percent in U.S. Treasury obligations and the remaining 4 percent in an overnight repurchase agreement. At the end of the fiscal period, approximately 94 percent of the portfolio's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for stability of value with a very high degree of liquidity. The Fund does not invest in derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

Looking Ahead

We expect the pace of economic activity during the first six months of 2002 to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, we believe that consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery would likely lead to moderately higher levels of short-term interest rates, which could potentially materialize during the second half of 2002.

Active Assets Government Securities Trust
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2001 continued

We appreciate your ongoing support of Active Assets Government Securities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Active Assets Government Securities Trust

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

                                                                          ANNUALIZED
PRINCIPAL                           DESCRIPTION                              YIELD
AMOUNT IN                               AND                               ON DATE OF
THOUSANDS                          MATURITY DATES                          PURCHASE         VALUE
------------------------------------------------------------------------------------------------------
            U.S. Government Agencies (82.3%)
$956,000    Federal Home Loan Banks
              01/02/02 - 10/03/02.......................................  1.73 - 3.48%  $  954,274,402
 185,000    Federal Home Loan Mortgage Corp.
              01/04/02 - 02/27/02.......................................  1.80 - 2.19      184,714,668
 215,000    Federal National Mortgage Assoc.
              01/17/02 - 10/18/02.......................................  2.21 - 4.17      213,313,667
  15,000    Student Loan Marketing Assoc.
              07/08/02..................................................         2.10       14,837,850
                                                                                        --------------
            Total U.S. Government Agencies (Cost $1,367,140,587).....................    1,367,140,587
                                                                                        --------------
            U.S. Government Obligations (13.5%)
 225,000    U.S. Treasury Bills
              01/10/02 - 05/02/02
              (Cost $224,571,198).......................................  1.62 - 1.77      224,571,198
                                                                                        --------------
            Repurchase Agreement (4.2%)
  70,275    Banc of America Securities LLC..............................
              due 01/02/02 (dated 12/31/01; proceeds $70,282,028) (a)
              (Cost $70,275,000)........................................     1.80          70,275,000
                                                                                       --------------
            Total Investments (Cost $1,661,986,785) (b).................    100.0%      1,661,986,785
            Liabilities in Excess of Other Assets.......................     (0.0)           (721,919)
                                                                            -----      --------------
            Net Assets..................................................    100.0%     $1,661,264,866
                                                                            =====      ==============

---------------------

    (a)  Collateralized by $68,981,991 Government National Mortgage
         Assoc. 5.50% - 9.50% due 02/15/11 - 12/15/31 valued at
         $71,680,500.
    (b)  Cost is the same for federal income tax purposes.

                       See Notes to Financial Statements

Active Assets Government Securities Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2001 (unaudited)

Assets:
Investments in securities, at value
  (cost $1,661,986,785).....................................  $1,661,986,785
Cash........................................................          34,374
Interest receivable.........................................           3,514
Prepaid expenses and other assets...........................         124,588
                                                              --------------
    Total Assets............................................   1,662,149,261
                                                              --------------
Liabilities:
Payable for:
  Investment management fee.................................         601,285
  Distribution fee..........................................         149,078
Accrued expenses and other payables.........................         134,032
                                                              --------------
    Total Liabilities.......................................         884,395
                                                              --------------
    Net Assets..............................................  $1,661,264,866
                                                              ==============
Composition of Net Assets:
Paid-in- capital............................................  $1,661,264,366
Accumulated undistributed net investment income.............             500
                                                              --------------
    Net Assets..............................................  $1,661,264,866
                                                              ==============
Net Asset Value Per Share,
  1,661,264,366 shares outstanding (unlimited shares
  authorized of $.01 par value).............................           $1.00
                                                                       =====

                       See Notes to Financial Statements

Active Assets Government Securities Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended December 31, 2001 (unaudited)

Net Investment Income:

Interest Income.............................................  $25,648,147
                                                              -----------
Expenses
Investment management fee...................................    3,376,758
Distribution fee............................................      824,566
Transfer agent fees and expenses............................       62,935
Custodian fees..............................................       39,104
Registration fees...........................................       35,677
Professional fees...........................................       25,911
Shareholder reports and notices.............................       17,293
Trustees' fees and expenses.................................        8,968
Other.......................................................        5,818
                                                              -----------
    Total Expenses..........................................    4,397,030
                                                              -----------
    Net Investment Income...................................   21,251,117
    Net Realized Gain.......................................      389,258
                                                              -----------
Net Increase................................................  $21,640,375
                                                              ===========

                       See Notes to Financial Statements

Active Assets Government Securities Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                                FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED           ENDED
                                                              DECEMBER 31, 2001   JUNE 30, 2001
                                                               --------------     --------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $   21,251,117     $   71,452,207
Net realized gain...........................................          389,258                 --
                                                               --------------     --------------
    Net Increase............................................       21,640,375         71,452,207
                                                               --------------     --------------
Dividends and Distributions to Shareholders from:
Net investment income.......................................      (21,250,746)       (71,452,583)
Net realized gain...........................................         (389,258)                --
                                                               --------------     --------------
    Total Dividends and Distributions.......................      (21,640,004)       (71,452,583)
                                                               --------------     --------------
Net increase from transactions in shares of beneficial
  interest..................................................       57,890,466        670,908,413
                                                               --------------     --------------
    Net Increase............................................       57,890,837        670,908,037
Net Assets:
Beginning of period.........................................    1,603,374,029        932,465,992
                                                               --------------     --------------
End of Period
(Including accumulated undistributed net investment income
of $500 and $129, respectively).............................   $1,661,264,866     $1,603,374,029
                                                               ==============     ==============

                       See Notes to Financial Statements

Active Assets Government Securities Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001 (UNAUDITED)

1. Organization and Accounting Policies

Active Assets Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding

Active Assets Government Securities Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001 (UNAUDITED) continued

$1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. For the six months ended December 31, 2001, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 2001 aggregated $23,714,776,130 and $23,680,892,191, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $2,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended December 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,719. At December 31, 2001, the Fund had an accrued pension liability of $56,928 which is included in accrued expenses in the Statement of Assets and Liabilities.

Active Assets Government Securities Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001 (UNAUDITED) continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                 FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED          ENDED
                                                              DECEMBER 31, 2001   JUNE 30, 2001
                                                              -----------------   --------------
                                                                 (unaudited)
Shares sold.................................................    2,867,653,374      5,413,238,988
Shares issued in reinvestment of dividends and
  distributions.............................................       21,617,803         71,420,190
                                                               --------------     --------------
                                                                2,889,271,177      5,484,659,178
Shares repurchased..........................................   (2,831,380,711)    (4,813,750,765)
                                                               --------------     --------------
Net increase in shares outstanding..........................       57,890,466        670,908,413
                                                               ==============     ==============

Active Assets Government Securities Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                           FOR THE SIX                   FOR THE YEAR ENDED JUNE 30,
                                          MONTHS ENDED      ------------------------------------------------------
                                        DECEMBER 31, 2001      2001        2000       1999       1998       1997
                                        -----------------   ----------   --------   --------   --------   --------
                                           (unaudited)
Selected Per Share Data:

Net asset value, beginning of
  period..............................        $  1.00          $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                              -------          -------    -------    -------    -------    -------

Net income from investment
  operations..........................          0.013            0.053      0.050      0.045      0.049      0.048

Less dividends from net investment
  income..............................         (0.013)+         (0.053)    (0.050)    (0.045)    (0.049)    (0.048)
                                              -------          -------    -------    -------    -------    -------

Net asset value, end of period........        $  1.00          $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                              =======          =======    =======    =======    =======    =======

Total Return..........................           1.35%(1)         5.48%      5.17%      4.64%      5.05%      4.92%

Ratios to Average Net Assets:
Expenses..............................           0.53%(2)         0.56%      0.59%      0.61%      0.63%      0.64%

Net investment income.................           2.58%(2)         5.24%      5.03%      4.50%      4.93%      4.78%

Supplemental Data:
Net assets, end of period, in
 thousands............................     $1,661,265       $1,603,374   $932,466   $995,448   $698,977   $620,449

---------------------

     +   Includes capital gain distribution of less than $0.001.
    (1)  Not annualized.
    (2)  Annualized.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin President

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page Vice President

Thomas F. Caloia Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisers Inc.
1221 Avenue of the Americas
New York, New York 10020

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD

ACTIVE ASSETS
GOVERNMENT
SECURITIES TRUST

Semiannual Report
December 31, 2001